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                                                                  EXHIBIT 10.16


                   AMENDMENT dated as of January 6, 1999 (this "Amendment"),
              to the Credit Agreement dated as of June 24, 1997, as amended by the Release and Amendment dated as of December 15, 1997, the Amendment dated as of April 20, 1998, the Amendment dated as of October 23, 1998 and the Amendment dated as of October 30, 1998 (the "Credit Agreement"), among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein;

         WHEREAS, the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to provide such amendments; and

         WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         NOW, THEREFORE,    in consideration of the premises and the
agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1.   AMENDMENT TO CREDIT AGREEMENT
Subparagraph (iii) of the definition of "Designated Activity" in section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

         "(iii) the acquisition and maintenance by such Person of fixed income securities with an average credit quality of the higher of
         (a) A or (b) the average credit quality required by the investment guidelines set forth in the Investment Management Agreement
         (or other similar document) executed as part of the issuance of face-amount certificates by such Person:"

         SECTION 2. AMENDMENT TO CREDIT AGREEMENT Section 6.01(m) of the Credit Agreement is amended in its entirety to read as follows:

         "(m)   Indebtedness of the Designated Subsidiaries (evidenced by or incurred pursuant to any agreements, instruments, commitments or arrangements, irrespective of their individual or aggregate face amount, in each case arising from or related to one or more Designated Activities) in an aggregate outstanding principal

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         amount not to exceed at any time $1,150,000,000 plus accrued but unpaid interest thereon."

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Amendment, that:

         (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

         (b)   no Event of Default has occurred and is continuing.

         SECTION 4. EFFECTIVENESS. The amendments to the Credit Agreement set forth in Sections 1 and 2 shall become effective only upon receipt by the Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. EXPENSES. The Borrower agrees to pay all expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursement of counsel.

         SECTION 8. HEADINGS. Section headings used herein are for the convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 9. EFFECT OF THIS AMENDMENT GENERALLY. Except as expressly set forth herein this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in this Credit Agreement or any other Loan


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Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        ARM FINANCIAL GROUP, INC.,

                                        by /s/ Peter S. Resnik
                                          ------------------------
                                        Name: /s/ Peter s. Resnik
                                        Title: Treasurer


                                        by /s/ Edward L. Zeman
                                          ------------------------
                                        Name: Edward L. Zeman
                                        Title: C F C

                                        THE CHASE MANHATTAN BANK,
                                        individually, and as
                                        Administrative Agent,

                                        by /s/ Peter F. Plattin
                                          ------------------------
                                        Name:  Peter F. Plattin
                                        Title: Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY,

                                        by
                                          ------------------------
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK
                                        AND/OR CAYMAN ISLAND BRANCHES,

                                        by
                                          ------------------------
                                        Name:
                                        Title:


                                        by
                                          ------------------------
                                        Name:
                                        Title:

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                                        DRESDNER BANK AG, NEW YORK BRANCH
                                        AND GRAND CAYMAN BRANCH,

                                        by /s/ Rajiv Gupta
                                          ------------------------
                                        Name:    RAJIV GUPTA
                                        Title:    ASSOCIATE


                                       by /s/ Anthony C. Valencourt
                                         ---------------------------
                                        Name: ANTHONY C. VALENCOURT
                                        Title: SENIOR VICE PRESIDENT


                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO,

                                        by /s/ Peter L. Crawford
                                          ------------------------
                                        Name:  Peter L. Crawford
                                        Title: First Vice President


                                        FIRST UNION NATIONAL BANK,

                                        by /s/ T. L. Stichberry
                                          ------------------------
                                        Name:  T. L. Stichberry
                                        Title: S V P


                                        PNC BANK, N.A.,

                                        by
                                          ------------------------
                                        Name:
                                        Title:


                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION,

                                        by
                                          ------------------------
                                        Name:
                                        Title: